Exhibit 10.7
FIRST AMENDMENT OF
CONSTRUCTION LOAN AGREEMENT
THIS FIRST AMENDMENT OF CONSTRUCTION LOAN AGREEMENT (“Amendment”) is made this 19th day of September, 2008 by and among ONE EARTH ENERGY, LLC, an Illinois limited liability company (“BORROWER”), FIRST NATIONAL BANK OF OMAHA (“FNBO”), a national banking association headquartered at Omaha, Nebraska as a BANK and as administrative agent for the BANKS (in such capacity, the “ADMINISTRATIVE AGENT”), as accounts bank (in such capacity, the “ACCOUNTS BANK”) and as collateral agent for the BANKS (in such capacity, the “COLLATERAL AGENT”), and the BANKS party to the AGREEMENT. This Amendment amends that certain Construction Loan Agreement dated September 20, 2007 among the AGENT, BANKS and BORROWER (“AGREEMENT”).
WHEREAS, pursuant to the AGREEMENT and the other LOAN DOCUMENTS, BANKS extended the CONSTRUCTION LOAN, REVOLVING LOAN and other financial accommodations and extensions of credit described in the AGREEMENT to BORROWER, all as more fully described in the AGREEMENT;
WHEREAS, pursuant to the AGREEMENT and those certain Revolving Promissory Notes of even date with the AGREEMENT executed and delivered by BORROWER in favor of BANKS, the LOAN TERMINATION DATE of the REVOLVING LOAN is September 19, 2008;
WHEREAS, BORROWER, as tenant, has entered into that certain Lease Agreement dated October 26, 2007 (the “Wellsite Lease”) with Michael W. Herriott and Linda E. Herriott, as landlords, for the lease of the Premises defined’ therein for the drilling, construction and maintenance of water wells to provide water to the PROJECT;
WHEREAS, BORROWER, as tenant, has entered into that certain Lease Agreement dated October 2, 2007 (the “Scott Lease”) with John T. Scott and Barbara A. Scott, as landlords, for the lease of the Premises defined therein for the construction, maintenance and repair of water line thereon;
WHEREAS, BORROWER has purchased additional real property from Edward Tucker (the “Tucker Land”), pursuant to a Warranty Deed dated May 9, 2008 and recorded May 14, 2008 as Document Number 242017 in the Ford County Recorder’s Office;
WHEREAS, BORROWER has purchased additional real property from Heartland Bank and Trust Company (the “Maintenance Building Land”), pursuant to a Warranty Deed dated September 24, 2008 and recorded in the Ford County Recorder’s Office on or about September 24, 2008;
WHEREAS, BANKS require as a condition of this Amendment, and BORROWER has agreed to grant BANKS a lien on BORROWER’S leasehold interests under the Wellsite Lease and Scott Lease and a lien on the Tucker Land and the Maintenance Building Land.
WHEREAS, BORROWER has requested, and conditioned upon the terms of this Amendment, BANKS have agreed, to extend the LOAN TERMINATION DATE of the REVOLVING LOAN to September 18, 2009 and otherwise amend the AGREEMENT as provided for in this Amendment; and

WHEREAS, the parties hereto agree to amend the AGREEMENT as provided for in this Amendment.
NOW, THEREFORE, in consideration of the amendments of the AGREEMENT set forth below, the mutual covenants herein and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree to amend the AGREEMENT as follows:
1. Capitalized terms used herein shall have the meaning given to such terms in the AGREEMENT, unless specifically defined herein.
2. The definition of the term “LOAN TERMINATION DATE” in Section 1.28 of the AGREEMENT is hereby amended by deleting the reference to September 19th, 2008 as the LOAN TERMINATION DATE applicable to the REVOLVING NOTES and inserting in lieu thereof September 18, 2009. Anywhere else in the AGREEMENT which refers to September 19, 2008 as the LOAN TERMINATION DATE of the REVOLVING NOTES is hereby amended consistent with the foregoing. To further evidence the extension of the LOAN TERMINATION DATE of the REVOLVING NOTES, BORROWER shall execute and deliver to each BANK with a REVOLVING LOAN COMMITMENT AMOUNT a FIRST AMENDED AND RESTATED REVOLVING PROMISSORY NOTE and all references to the REVOLVING NOTES in the AGREEMENT and the other LOAN DOCUMENTS are hereby amended to refer to such FIRST AMENDED AND RESTATED REVOLVING PROMISSORY NOTES.
3. Exhibit F of the AGREEMENT is hereby deleted in its entirety and the Exhibit F attached to this Amendment is inserted in lieu thereof.
4. This Amendment shall not be effective until BANK shall have received each of the following (each in form and substance acceptable to BANK) or the following conditions have been satisfied:
(a).	This Amendment, duly executed by BORROWER.

(b).	The FIRST AMENDED AND RESTATED REVOLVING PROMISSORY NOTES duly executed by BORROWER in favor of each BANK with a commitment in the REVOLVING LOAN in the amount of each such BANK’s respective REVOLVING LOAN COMMITMENT AMOUNT.

(c).	An amendment of the MORTGAGE duly executed by BORROWER and in recordable form reflecting the additional real property acquired or leased by BORROWER as described in such amendment of the MORTGAGE, together with an endorsement to AGENT’s loan title policy which reflects the amendment of the MORTGAGE and a Memorandum of the Wellsite Lease.

(d).	Such other matters as AGENT may reasonably require.

In addition, within 30 days after the date of this Amendment, BORROWER will obtain an Estoppel Agreement with Michael W. Herriott and Linda E. Herriott, the lessors under the Wellsite Lease as defined in and to be executed in connection with the amendment of the MORTGAGE referenced above.
5. Except as modified and amended herein, all other terms, provisions, conditions and obligations imposed under the terms of the AGREEMENT and the other LOAN DOCUMENTS shall remain in full force and effect and are hereby ratified and affirmed by Borrower. To the extent necessary, the other LOAN DOCUMENTS are hereby amended to be consistent with the terms of this Amendment.
6. Borrower certifies and reaffirms by its execution hereof that the representations and warranties set forth in the AGREEMENT and the other LOAN DOCUMENTS are true as of this date, and that no EVENT OF DEFAULT under the AGREEMENT or any other LOAN DOCUMENT, and no event which, with the giving of notices or passage of time or both, would become such an EVENT OF DEFAULT, has occurred as of execution hereof.
7. This Amendment may be executed simultaneously in several counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date first written above.

ONE EARTH ENERGY, LLC
By:	/s/ Steven Kelly
Title: President

FIRST NATIONAL BANK OF OMAHA, in its capacity as a BANK, ADMINISTRATIVE AGENT, COLLATERAL AGENT and ACCOUNTS BANK
By:	/s/ Fallon Savage
Title: Second Vice President

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